Exhibit 99.1

P
R
O                     FIRST SOUTHEAST FINANCIAL CORPORATION
X          This Proxy is Solicited on Behalf of the Board of Directors
Y

                        Special Meeting, October 27, 1997


         The undersigned stockholder of First Southeast Financial Corporation, hereby revoking all previous proxies, hereby appoints David C. Wakefield, III and John L. Biediger and either of them, the attorney or attorneys and proxy or proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of First Southeast Financial Corporation to be held October 27, 1997, at 10:00 a.m., local time, at 201 North Main Street, Anderson, South Carolina 29621 and at any adjournments thereof, and to vote all shares of First Southeast Financial Corporation that the undersigned shall be entitled to vote at such meeting. Said proxies are instructed to vote on the matters set forth in the Proxy Statement/Prospectus as specified below.

      1. To approve the Reorganization Agreement dated as of July 1, 1997, providing for the merger of First Southeast Financial Corporation with and into CFC Acquisition Company, a wholly-owned subsidiary of Carolina First Corporation, and, in connection therewith, the conversion of each share of common stock of First Southeast Financial Corporation into the right to receive 1.00 share of common stock of Carolina First Corporation, subject to the terms and conditions of the Reorganization Agreement.

FOR           |_|                  AGAINST           |_|                       ABSTAIN      |_|

      2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NUMBER 1 AS SPECIFIED ABOVE.

Please sign exactly as name appears on stock certificate. When signing as attorney, administrator, trustee, guardian or agent, please indicate the capacity in which you are acting. If stock is held jointly, signature should appear for both names. If more than one trustee, all should sign. If stock is held by a corporation, please sign in full corporate name by authorized officer and give title of office. This Proxy may be revoked any time prior to its exercise.



Dated:  ______________________, 1997
                                                        Print Name (and title if appropriate)


                                                         Signature




                                                         Print Name (and title if appropriate)


                                                         Signature


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

P
R                         CAROLINA FIRST CORPORATION
O             This Proxy is Solicited on Behalf of the Board of Directors
X
Y

                        Special Meeting, October 27, 1997


      The undersigned stockholder of Carolina First Corporation, hereby revoking all previous proxies, hereby appoints Mack I. Whittle, Jr. and William S. Hummers III and either of them, the attorney or attorneys and proxy or proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Carolina First Corporation to be held October 27, 1997, at 4:00 p.m., local time, at 200 East Camperdown Way, Greenville, South Carolina 29601, and at any adjournments thereof, and to vote all shares of stock of Carolina First Corporation that the undersigned shall be entitled to vote at such meeting. Said proxies are instructed to vote on the matters set forth in the proxy statement/prospectus as specified below.

      1. Proposal to approve the Reorganization Agreement dated as of July 1, 1997, providing for the merger of First Southeast Financial Corporation with and into CFC Acquisition Company, a wholly-owned subsidiary of Carolina First Corporation, and, in connection therewith, the conversion of each share of common stock of First Southeast Financial Corporation into the right to receive 1.00 share of common stock of Carolina First Corporation, subject to the terms and conditions of the Reorganization Agreement.

FOR      |_|            AGAINST           |_|                  ABSTAIN      |_|

      2. To approve a proposal to set the number of Carolina First Corporation Board of Directors at 13, and to elect three persons (current First Southeast Financial Corporation board members) to the Carolina First Corporation Board of Directors:

FOR      |_|            AGAINST           |_|                   ABSTAIN      |_|

      3. To approve amendments to Carolina First Corporation's Stock Option Plan and Restricted Stock Agreement Plan increasing to 500,000 and 1,500,000, respectively, the number of shares of common stock authorized to be issued thereunder.

FOR      |_|            AGAINST           |_|                   ABSTAIN      |_|

      4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS NUMBER 1, 2 AND 3 AS SPECIFIED ABOVE.

Please sign exactly as name appears on stock certificate. When signing as attorney, administrator, trustee, guardian or agent, please indicate the capacity in which you are acting. If stock is held jointly, signature should appear for both names. If more than one trustee, all should sign. If stock is held by a corporation, please sign in full corporate name by authorized officer and give title of office. This Proxy may be revoked any time prior to its exercise.


Dated:  ______________________, 1997
                                                         Print Name (and title if appropriate)

                                                         Signature

                                                         Print Name (and title if appropriate)

                                                         Signature

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.